FAIR VALUE MEASUREMENTS - Cross-currency Swaps, Effect of Hedging Instruments on Financial Instruments (Details) - Cross-currency swaps - Net Investment Hedging - Designated as Hedging Instrument - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Derivative Instruments, Gain (Loss) [Line Items]
Loss recognized in Other comprehensive loss	$ (57)	$ (22)
Interest Expense
Derivative Instruments, Gain (Loss) [Line Items]
Gain excluded from assessment of hedge effectiveness	$ 23	$ 9